BUSINESS COMBINATIONS	6 Months Ended
Jul. 01, 2022
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS
On 10 May 2021, the Company acquired 100% of the issued and outstanding shares of API (the Acquisition). API was one of the largest bottlers and distributors of ready to drink non-alcoholic and alcoholic beverages and coffee in the Asia Pacific region and was the authorised bottler and distributor of The Coca-Cola Company’s (TCCC) beverage brands in Australia, New Zealand and Pacific Islands, Indonesia and Papua New Guinea. Details surrounding this business combination transaction, including the provisional fair values of assets and liabilities acquired, were disclosed in Note 4 of the Group’s annual consolidated financial statements for the year ended 31 December 2021. The valuation exercise was completed during the first half of 2022. Subsequent changes to the provisional amounts previously disclosed are immaterial.